Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with the Quarterly Report on Form 10-Q (the “Report”) of Ultra Clean Holdings, Inc. (the “Company”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code. James Xiao, Chief Executive Officer, and Michael Keogh, Chief Financial Officer of the Company, each certifies that, to the best of his or her knowledge:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 28, 2026

/s/ JAMES XIAO
James Xiao
Chief Executive Officer

Date: October 28, 2026

/s/ MICHAEL KEOGH
Michael Keogh
Chief Financial Officer